UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2016

TRAVELCENTERS OF AMERICA LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33274	20-5701514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of principal executive offices)	(Zip Code)

440-808-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we,” “us” and “our” refer to TravelCenters of America LLC and certain of its subsidiaries and “HPT” refers to Hospitality Properties Trust and certain of its subsidiaries, unless otherwise noted.

Item 1.01.  Entry into a Material Definitive Agreement.

The disclosure under Item 2.01 of this Current Report on Form 8-K, or this Current Report, is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously reported, we entered a Transaction Agreement with our principal landlord, HPT, on June 1, 2015, to, among other things, sell to HPT five travel centers upon the completion of their development at a purchase price equal to their development costs, including the cost of the land, which costs were estimated to be not more than $118 million in the aggregate.  HPT also agreed to lease back these development properties to us under our leases with HPT.  Also as previously reported, we completed the sale and leaseback of the first of these development properties on March 31, 2016. The Transaction Agreement and related transactions are described further in Note 12 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015, or our Annual Report, and Note 4 to the Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, or our Quarterly Report, which descriptions are incorporated herein by reference.

Since we entered the Transaction Agreement, we have determined that our development of one of the remaining four development properties that we had agreed to sell to and lease back from HPT is unlikely to be completed prior to the time required in the Transaction Agreement.  We have not yet determined whether and when we may proceed with that development.  On June 22, 2016, we entered a First Amendment to Transaction Agreement, or the Amendment, with HPT to, among other things, replace the sale of that one property which would not be timely completed with two alternative existing travel centers owned by us; and, on June 22, 2016, pursuant to development property agreements we entered with HPT, or the Development Property Agreements, we sold to HPT, for an aggregate of approximately $23.9 million, these two alternative travel centers and HPT leased them back to us.

In connection with the Amendment and the Development Property Agreements, we and HPT entered into amendments to our TA Lease 1, TA Lease 2, TA Lease 3, TA Lease 4 and Petro Lease to, among other things, add the travel centers that we sold to HPT on June 22, 2016 and to extend the term of the Petro Lease to 2032.  Minimum annual rent under our TA Lease 1 and TA Lease 3 increased by approximately $1.1 million and $0.9 million, respectively.  As a result of these amendments, minimum annual rent under our TA Lease 1 and TA Lease 3 is approximately $50.3 million and $51.5 million, respectively, subject to future adjustments if HPT purchases capital improvements made to the leased travel centers and pursuant to the contractual rent adjustment formulas set forth in the respective leases.

The foregoing descriptions of the Transaction Agreement, the Amendment, the Development Property Agreements, the HPT Leases and the amendments thereto, and the other agreements entered into in connection with the Transaction Agreement and the Amendment are not complete and are qualified in their entirety by reference to the full text of the Transaction Agreement, the Amendment, the Development Property Agreements, the HPT Leases and the amendments thereto and such other agreements, copies of which are filed as Exhibits 10.1 through 10.8 to this Current Report, Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated March 31, 2016, Exhibits 10.1 through 10.6 to our Current Report on Form 8-K dated September 23, 2015, Exhibits 10.1 through 10.4 to our Current Report on Form 8-K dated June 23, 2015, Exhibits 10.1 through 10.4 to our Current Report on Form 8-K dated June 16, 2015, Exhibits 10.1 through 10.10 to our Current Report on Form 8-K dated June 9, 2015 and Exhibit 10.1 to our Current Report on Form 8-K dated June 1, 2015 and are incorporated by reference herein.

Information Regarding Certain Relationships and Related Person Transactions

HPT is our principal landlord and largest shareholder and as of March 31, 2016, owned 3,420,000 of our common shares, representing approximately 8.8% of our outstanding common shares. One of our Managing Directors, Mr. Barry Portnoy, is a managing trustee of HPT. Mr. Barry Portnoy’s son, Mr. Adam Portnoy, is also a managing trustee of HPT, and Mr. Barry Portnoy’s son-in-law, Mr. Ethan Bornstein, is an executive officer of HPT. Our other Managing Director, Mr. Thomas O’Brien, who is also our President and Chief Executive Officer, was an executive officer of HPT until 2007. One of our Independent Directors, Mr. Arthur Koumantzelis, was an independent trustee of HPT prior to our spinoff from HPT in 2007. We have significant continuing relationships with HPT, including the lease arrangements referred to in this Current Report.

The RMR Group LLC, or RMR, provides business management services to us pursuant to a business management agreement. The RMR Group Inc. is the managing member of RMR, and ABP Trust, which is the controlling shareholder of The RMR Group Inc., is a non-managing member of RMR. Mr. Barry Portnoy and Mr. Adam Portnoy, are the owners of ABP Trust. Mr. Barry Portnoy is the Chairman of RMR and a Managing Director and officer of The RMR Group Inc. and Mr. Adam Portnoy is the President and Chief Executive Officer of RMR and a Managing Director, President and Chief Executive Officer of The RMR Group Inc. Our other Managing Director, Mr. Thomas O’Brien, Mr. Andrew Rebholz, our Executive Vice President, Chief Financial Officer and Treasurer, and Mr. Mark Young, our Executive Vice President and General Counsel, are also officers and employees of RMR. RMR provides management services to HPT and HPT’s executive officers are officers and employees of RMR. A majority of our Independent Directors also serve as independent directors or independent trustees of other public companies to which RMR, or its affiliates, provides management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as officers of those other companies to which RMR or its affiliates provides management services.

Because of the foregoing relationships between us and HPT, the terms of the Amendment and lease amendments described in this Current Report were negotiated and approved by special committees of our Board of Directors and the HPT Board of Trustees composed of Independent Directors and Independent Trustees who are not also Directors or Trustees of the other party, which committees were represented by separate counsel.

For further information about these and other such relationships and related person transactions, please see our Annual Report, our definitive Proxy Statement for our 2016 Annual Meeting of Shareholders, or our Proxy Statement, our Quarterly Report and our other filings with the Securities and Exchange Commission, or the SEC, including Note 12 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers in our Proxy Statement and Note 4 to the Consolidated Financial Statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 2.01 of this Current Report is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD

LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME WHICH ARE BEYOND OUR CONTROL. FOR EXAMPLE, WE HAVE AGREED TO SELL TO, AND LEASE BACK FROM, HPT THREE ADDITIONAL TRAVEL CENTERS THAT WE ARE DEVELOPING. THE SALE AND LEASE BACK OF THESE TRAVEL CENTERS ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF LARGE, COMPLEX REAL ESTATE TRANSACTIONS. SOME OF THESE TERMS AND CONDITIONS MAY NOT BE SATISFIED OR OTHER CIRCUMSTANCES MAY EXIST OR ARISE THAT RESULT IN THESE TRANSACTIONS BEING DELAYED, NOT OCCURRING OR THE TERMS CHANGING.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1

First Amendment to Transaction Agreement, dated June 22, 2016, by and among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TravelCenters of America Holding Company LLC and TA Operating LLC (filed herewith)

10.2	Development Property Agreement, dated June 22, 2016, by and among HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.3	Development Property Agreement, dated June 22, 2016, by and among HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.4	First Amendment to Amended and Restated Lease Agreement No. 1, dated June 22, 2016, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.5	Fourth Amendment to Amended and Restated Lease Agreement No. 2, dated June 22, 2016, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.6	Second Amendment to Amended and Restated Lease Agreement No. 3, dated June 22, 2016, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.7	Fifth Amendment to Amended and Restated Lease Agreement No. 4, dated June 22, 2016, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.8	Amendment to Lease Agreement, dated June 22, 2016, by and among HPT PSC Properties Trust, HPT PSC Properties LLC and TA Operating LLC (filed herewith)

99.1	Pro forma financial statements (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date: June 22, 2016	By:	/s/ ANDREW J. REBHOLZ
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer